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                                  Exhibit 23.2

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated September 15, 1995, included in SL Industries, Inc.'s Form 10-k for the year ended July 31, 1995, and to all references to our Firm included in this Registration Statement.




                                         /Arthur Andersen LLP               /
                                         -----------------------------------




Philadelphia, PA
January 15, 1996